                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Pharmacopeia, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  $125 per Exchange Act Rules O-11(c)(l)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LETTERHEAD]




                                                                  March 27, 2000



Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of Stockholders of Pharmacopeia, Inc., to be held on Wednesday, May 3, 2000 at 9:00 a.m. at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

I hope that you will be able to join us. If you are unable to attend this year's meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

Thank you for your interest and participation in the affairs of Pharmacopeia.


                                                       Sincerely,

                                                       /s/ Joseph A. Mollica
                                                       -------------------------
                                                       Joseph A. Mollica

                               PHARMACOPEIA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 3, 2000


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Pharmacopeia, Inc., a Delaware corporation (the "Company"), will be held on May 3, 2000, at 9:00 a.m. local time, at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect three directors to the Board of Directors for a term of three years.

         2. To approve an amendment to the Company's 1994 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 3,700,000 to 4,700,000 shares.

         3. To approve an amendment to the Company's 1995 Directors Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 150,000 to 300,000.

         4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on March 15, 2000 are entitled to receive notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy Card.

                                            By Order of the Board of Directors,


                                            /s/ Thomas M. Carney
                                            ----------------------------------
                                            Thomas M. Carney
                                            Secretary
Princeton, New Jersey
March 27, 2000

                               PHARMACOPEIA, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



GENERAL

         The enclosed Proxy is solicited on behalf of Pharmacopeia, Inc., a Delaware corporation (the "Company"), for use at its 2000 Annual Meeting of Stockholders to be held on May 3, 2000, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey. The Company's principal executive offices are located at CN5350, Princeton, New Jersey 08543-5350. The Company's telephone number is (609) 452-3600.

         These proxy solicitation materials were mailed on or about March 27, 2000 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

         Stockholders of record at the close of business on March 15, 2000 (the "Record Date"), are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 22,839,983 shares of the Company's Common Stock, $0.0001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

         Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the Annual Meeting and votes in person.

VOTING AND SOLICITATION

         Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Election appointed for the Annual Meeting who will determine whether or not a quorum is present and the results of the votes with respect to each matter.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. The Inspector of Election will treat abstentions and broker non-votes as shares that are present for the purpose of determining the presence of a quorum.

         The election of directors will be decided by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. The approval of the proposed amendments to the 1994 Incentive Stock Plan and 1995 Directors Option Plan and the ratification of the appointment of Ernst & Young LLP each will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes cast with respect to these proposals and therefore, will have the same effect as a vote against the proposals. Broker non-votes will not be counted as votes cast with respect to these proposals and therefore, will have no effect on the outcome of the votes.

         The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are intended to be presented at the Company's 2001 Annual Meeting must be received by the Company no later than November 27, 2000 in order that they may be included in the proxy statement and form of proxy for that meeting. In addition, in accordance with Rule 14a-4(c) under the Exchange Act, the Company's form of proxy relating to the 2001 Annual Meeting of Stockholders will confer discretionary authority to vote at such meeting on matters that are submitted to the Company outside the processes of Rule 14a-8 after February 11, 2001.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors is divided into three classes, with the term of office of one class expiring each year. The Company currently has eight directors with three directors in Class I, three directors in Class II and two directors in Class III. The terms of office of Class II directors Frank Baldino, Jr. and Edith W. Martin expire at the 2000 Annual Meeting. Class II director James J. Marino was appointed by the Board of Directors on February 8, 2000 and is being nominated for election for a three year term at the 2000 Annual Meeting. The terms of office of Class III directors Paul A. Bartlett and Charles A. Sanders expire at the 2001 Annual Meeting and the terms of office of Class I directors Joseph A. Mollica, Gary E. Costley and C. Peter W. Booth expire at the 2002 Annual Meeting. At the 2000 Annual Meeting, the stockholders will elect three Class II directors for a term of three years.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below. If any of the nominees of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director. However, Dr. Martin has informed the Company that she may not be able to serve a new three-year term in full because of her other professional and personal commitments. The Board of Directors nevertheless recommends that the stockholders vote for re-election of Dr. Martin. If Dr. Martin resigns as a director before her term expires, the Board of Directors would seek to fill the vacancy with an appropriately qualified replacement. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

         The names of the nominees, and certain information about them, are set forth below:


                                                                                                                  DIRECTOR
         NAME OF NOMINEE               AGE                     POSITION/PRINCIPAL OCCUPATION                        SINCE
----------------------------------    ------    -------------------------------------------------------------   --------------
Frank Baldino, Jr. Ph.D. (2)           46        Director; President and Chief Executive Officer of                 1996
                                                 Cephalon, Inc.
Edith W. Martin, Ph.D. (1)             54        Director; Vice President and Chief Information Officer of          1997
                                                 Halliburton Company
James J. Marino                        50        Director; Partner, law firm of Dechert Price & Rhoads              2000


---------------------
(1)   Member of Audit Committee
(2)   Member of Compensation Committee


         Dr. Baldino has served as a director of the Company since October 1996. Dr. Baldino is a founder of Cephalon, Inc., an integrated specialty biopharmaceutical company and has served as its President and Chief Executive Officer since 1987. Dr. Baldino is currently a director of Cephalon, Inc., ViroPharma, Inc., and certain closely held companies and charitable organizations.

         Dr. Martin has served as a director of the Company since May 1997. Dr. Martin is Vice President and Chief Information Officer of Halliburton Company, an engineering services, engineering and construction and energy equipment company. Dr. Martin is also the President of Advanced Global Technologies, a private consulting firm in the technology advisory area. Between January 1996 and December 1997, Dr. Martin was the Chief Information Officer and Vice President of Eastman Kodak Company. Between September 1994 and February 1996, Dr. Martin was the Executive Vice President and Chief Technology Officer of the Student Loan Marketing Association ("Sallie Mae"). Prior to joining Sallie Mae, Dr. Martin had been Vice President and Chief Information Officer of the International Telecommunications Satellite Organization ("INTELSAT") since 1992. Dr. Martin serves as a director of Information Resources, Inc. and Immunex Corporation.

         Mr. Marino has served as a director of the Company since February 2000. He has been a partner in the law firm of Dechert Price & Rhoads since 1988. Mr. Marino currently serves as Chair of the firm's Life Sciences Practice Group and is the Managing Partner of the firm's Princeton office. He is engaged in the practice of corporate law with an emphasis on the representation of technology-based companies.

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

         The names and certain other information about the directors whose terms of office continue after the Annual Meeting are set forth below:


                                                                                                         DIRECTOR
           NAME OF DIRECTOR                   AGE            POSITION/PRINCIPAL OCCUPATION                 SINCE
---------------------------------------    ---------- --------------------------------------------    ---------------
Joseph A. Mollica, Ph.D.                      59      Director; Chairman of the Board, President           1994
                                                      and Chief Executive Officer of the Company

Gary E. Costley, Ph.D. (2)                    56      Director; Chairman of the Board, President           1996
                                                      and Chief Executive Officer of
                                                      International Multifoods Corporation

Charles A. Sanders, M.D. (2)                  68      Director; Chairman of the Board of                   1997
                                                      Directors and Chief Executive Officer of
                                                      Glaxo, Inc. (Retired)

Paul A. Bartlett, Ph.D. (1)                   52      Director; Chairman, Department of                    1998
                                                      Chemistry at the University of California,
                                                      Berkeley

C. Peter W. Booth (1)                         60      Director; Senior Vice President, Strategy            1998
                                                      and Development of Corning Incorporated
                                                      (Retired)


--------------------
(1)   Member of Audit Committee
(2)   Member of Compensation Committee


         There is no family relationship between any director, executive officer or nominee for director of the Company.

         Dr. Mollica has served as the Chairman of the Board of Directors and Chief Executive Officer of the Company since February 1994 and was appointed President in August 1996. From 1987 to December 1993, Dr. Mollica was employed initially by the DuPont Company and then by the DuPont Merck Pharmaceutical Company, most recently as President and Chief Executive Officer. Dr. Mollica is a Director of USP, Inc., ImPath, Inc., Neurocrine BioSciences, Inc., and Nexell Therapeutics, Inc.

         Dr. Costley has served as a director of the Company since February 1996. Dr. Costley has served as the Chairman of the Board of Directors, President and Chief Executive Officer of International Multifoods Corporation, a food company, since January 1997. From May 1995 through January 1997, Dr. Costley was the Dean of the Babcock Graduate School of Management, Wake Forest University. For more than five years prior to that time, Dr. Costley held various management positions with Kellogg Company, most recently as Executive Vice President. Dr. Costley is currently a Director of International Multifoods Corporation and Candlewood Hotel Co. Inc.

         Dr. Sanders has served as a director of the Company since July 1997. From 1992 until his retirement in 1995, Dr. Sanders held the position of Chairman of the Board of Directors of Glaxo, Inc., where he was also Chief Executive Officer from 1989 to 1994. Dr. Sanders serves on the Boards of Directors of Kendle International Inc., Magainin Pharmaceuticals, Scios Inc., Staffmark, Inc., Trimeris, Inc., Vertex Pharmaceuticals Incorporated, Biopure Corporation, and certain closely held companies and charitable organizations.

         Dr. Bartlett has served as a director of the Company since January 1998. Dr. Bartlett is also a member of the Company's Scientific Advisory Board. Dr. Bartlett has been a Professor of Chemistry at the University of California, Berkeley since 1973 and is the Chairman of the Department of Chemistry at the University of California, Berkeley.

         C. Peter W. Booth was a Director of Molecular Simulations Incorporated ("MSI") from August 1995 until its acquisition by the Company in June 1998, at which time he became a director of the Company. Mr. Booth served as Senior Vice President, Strategy and Development of Corning Incorporated ("Corning") from 1991 until his retirement at the end of 1999. Mr. Booth was also a Director of Samsung Corning Co., Ltd., Corning Asahi Video Co., and The Japan Fund during 1999.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of January 31, 2000 (i) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) by each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table," (iii) by each director and nominee for director, and (iv) by all current directors and executive officers as a group:


                                                                                                              APPROXIMATE
                                                                                                             PERCENTAGE OF
                                                                                      NUMBER OF               TOTAL VOTING
                       NAME OF PERSON OR ENTITY                                       SHARES (1)                  POWER
-----------------------------------------------------------------------          -------------------    -----------------------
Corning Incorporated
  One Riverfront Plaza
  Corning, NY  14831..............................................                    2,475,081  (2)                     12.17%

Wellington Management Company, LLP
  75 State Street
  Boston MA 02109.................................................                    2,637,600  (3)                     12.96%

Brown Capital Management, Inc
  809 Cathedral Street
  Baltimore, MD 21201.............................................                    1,096,100  (4)                      5.39%

Joseph A. Mollica.................................................                      330,111  (5)                      1.61%

John J. Baldwin...................................................                      187,653  (6)                          *

Saiid Zarrabian...................................................                      187,445  (7)                          *

Stephen A. Spearman...............................................                       62,788  (8)                          *

Lewis J. Shuster..................................................                       55,701                               *

Bruce C. Myers....................................................                       16,175  (9)                          *

Frank Baldino, Jr.................................................                       15,000  (10)                         *



                                                                                                              APPROXIMATE
                                                                                                             PERCENTAGE OF
                                                                                      NUMBER OF               TOTAL VOTING
                       NAME OF PERSON OR ENTITY                                       SHARES (1)                  POWER
-----------------------------------------------------------------------          -------------------    -----------------------
Paul A. Bartlett..................................................                      152,818  (11)                         *

C. Peter W. Booth.................................................                        3,334  (12)                         *

Gary E. Costley...................................................                       15,000  (13)                         *

Edith W. Martin...................................................                        8,334  (14)                         *

Charles A. Sanders................................................                        8,334  (15)                         *

James J. Marino...................................................                            0                               *

All Current Directors and Executive Officers as a group
(14 persons)......................................................                    1,052,667  (16)                     5.03%


*LESS THAN ONE PERCENT.


(1) Gives effect to the shares of Common Stock issuable within 60 days of January 31, 2000 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.
(2) All data in this Proxy Statement regarding the ownership of the Company's Common Stock by Corning is based on information provided to the Company by Corning.
(3) Wellington Management Company LLP filed a Schedule 13G/A with respect to the Company's Common Stock on February 11, 2000. All data in this Proxy Statement regarding such ownership is based on such Schedule 13G/A.
(4) Brown Capital Management Inc. filed a Schedule 13G with respect to the Company's Common Stock on February 10, 2000. All data in this Proxy Statement regarding such ownership is based on such Schedule 13G.
(5) Includes 15,000 shares held by Dr. Mollica's wife and children, although Dr. Mollica disclaims beneficial ownership of such shares. Includes 126,665 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(6) Includes 50,831 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(7) Includes 187,001 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(8) Includes 61,664 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(9) Includes 15,624 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(10) Includes 15,000 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(11) Includes 15,318 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(12) Includes 3,334 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(13) Includes 15,000 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(14) Includes 8,334 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(15) Includes 8,334 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.
(16) Includes 573,430 shares of Pharmacopeia Common Stock subject to options exercisable within 60 days of January 31, 2000.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of five meetings during 1999. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

         The Audit Committee's current members are Paul A. Bartlett, C. Peter
W. Booth and Edith W. Martin. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee met two times during 1999.

         The Compensation Committee's current members are Frank Baldino, Jr., Gary E. Costley and Charles A. Sanders. The Compensation Committee reviews and recommends to the Board the compensation of all executive officers. The Compensation Committee met five times during 1999.

         No current director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (during the period that he or she served) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period that he or she served).

BOARD COMPENSATION

         Non-employee directors are reimbursed for expenses incurred in connection with performing their respective duties as directors of the Company. In addition, the Company has agreed to pay directors Gary E. Costley, C. Peter
W. Booth, Frank Baldino, Jr., Edith W. Martin, James J. Marino, Paul A. Bartlett and Charles A. Sanders and any other non-employee director who becomes a member of the Board of Directors for the first time after 1995 a cash fee of $1,500 for each meeting of the Board of Directors or a committee thereof attended by such director. In addition, each non-employee director is paid a cash retainer of $12,000 per year, payable in advance for the year of service immediately following the Annual Meeting of Stockholders. Each non-employee director participates in the 1995 Director Stock Option Plan. Each individual who becomes a non-employee Board member for the first time on or after October 26, 1995 will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not been in the prior employ of the Company. Thereafter, at each annual stockholders meeting, each non-employee director with at least six months of service on the Board of Directors who will continue to serve as a director after such meeting will automatically be granted an option to purchase 5,000 shares of Common Stock.

EMPLOYMENT AGREEMENTS

         Effective November 1, 1997, the Company and Joseph A. Mollica entered into a three-year employment agreement, subject to extension by mutual agreement, whereby Dr. Mollica is employed as Chairman of the Board of Directors and Chief Executive Officer. Pursuant to his agreement, Dr. Mollica is entitled to receive an annual base salary and is eligible to receive a discretionary bonus of up to 35% of his base salary. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. In the event the Company terminates Dr. Mollica's employment without "cause", as defined in his agreement, the Company will continue to pay as severance benefits his base salary, bonus and benefits until the earlier to occur of (i) fifteen months after the date of termination or (ii) Dr. Mollica's obtaining full-time employment. Also, upon an acquisition of the Company, if the successor acquirer fails to assume or observe the obligations of the agreement or if Dr. Mollica's employment is subsequently terminated without cause, Dr. Mollica will be entitled to full severance benefits.

         In June 1993, the Company and John J. Baldwin entered into an agreement whereby Dr. Baldwin was hired as Vice President of Chemistry. Pursuant to his agreement, Dr. Baldwin is entitled to receive an annual base salary and is eligible for an annual bonus of up to 20% of his annual base salary to be awarded at the discretion of the Board of Directors. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. Also pursuant to his agreement, the Company agreed to lend Dr. Baldwin $10,000 per year, up to a maximum of $50,000 at an interest rate equal to the minimum rate required to avoid imputation of income under applicable tax regulations. Currently, there are no loans outstanding from the Company to Dr. Baldwin. The agreement does not specify a term of employment. In the event the Company terminates Dr. Baldwin's employment without "cause" as defined in his agreement the Company will pay his annual salary until the earlier to occur of (i) one year after the date of termination or (ii) Dr. Baldwin's obtaining full-time employment. In 1998, Dr. Baldwin was appointed Chief Science and Technology Officer of the Company but has not entered into any amended employment agreement with the Company.

         In November 1995, Saiid Zarrabian entered into an employment agreement with MSI, a subsidiary of the Company, whereby Mr. Zarrabian was employed as Chief Operating Officer of MSI. Pursuant to this agreement, Mr. Zarrabian is entitled to receive an annual base salary and is eligible to receive a bonus. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. In the event the Company terminates Mr. Zarrabian's employment without "cause" as defined in his agreement, the Company will continue to pay as severance benefits his base salary as of 1997 for one year and COBRA costs until the earlier to occur of (i) eighteen months after the date of termination and (ii) Mr. Zarrabian receiving such benefits from a successor employer. Also, upon an acquisition of the Company, if the acquirer does not offer Mr. Zarrabian a comparable position, Mr. Zarrabian will be entitled to full severance benefits equal to his base salary as of 1997 for one year and COBRA costs until the earlier to occur of (i) eighteen months after the date of termination and (ii) Mr. Zarrabian receiving such benefits from a successor employer. In 1999, Mr. Zarrabian was appointed Chief Operating Officer of the Company but has not entered into any amended employment agreement with the Company.

         In June 1996, the Company and Stephen A. Spearman entered into an agreement whereby Dr. Spearman is employed as Executive Vice President of Operations. Pursuant to his agreement, Dr. Spearman is entitled to receive an annual base salary and is eligible for an annual bonus of up to 20% of his annual base salary to be awarded at the discretion of the Board of Directors. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. The agreement does not specify a term of employment.

         On November 1, 1999, the Company entered into a Disengagement Agreement and Release with Lewis J. Shuster. The Agreement provided for Mr. Shuster's employment arrangement with the Company to end effective as of December 31, 1999. A severance payment of $275,000 is to be paid to Mr. Shuster in 24 equal semi-monthly installments following the termination date. During 1999, Mr. Shuster was an executive officer of the Company.

         In December 1998, Bruce C. Myers entered into an agreement whereby Mr. Myers was hired as Senior Vice President of Finance, Administration and Strategic Planning of MSI. Pursuant to his agreement, Mr. Myers is entitled to receive an annual base salary and is eligible for an annual bonus of up to 30% of his base salary. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. The agreement does not specify a term of employment. In the event the Company terminates Mr. Myers' employment for other than Mr. Myers' misconduct or breach of his obligations to the Company, the Company will continue to pay as severance benefits his base salary until the earlier to occur of (i) six months after the date of termination or
(ii) Mr. Myers commencing comparable employment. In 1999, Mr. Myers was appointed Senior Vice President and Chief Financial Officer of the Company but has not entered into any amended employment agreement with the Company.

                                  PROPOSAL TWO:

               PROPOSAL TO AMEND THE 1994 INCENTIVE STOCK PLAN TO
              INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                         THEREUNDER TO 4,700,000 SHARES

         The Company's 1994 Incentive Stock Plan, as amended (the "Incentive Plan") was approved by the Board of Directors and by the stockholders of the Company in 1994, with a total of 750,000 shares of Common Stock reserved for issuance under the Incentive Plan. In 1996, 1997, 1998 and 1999, the Board of Directors and stockholders approved cumulative increases of 2,950,000 shares authorized for issuance under the Incentive Plan. Subject to stockholder approval, in February 2000, the Board of Directors approved an additional increase of 1,000,000 shares authorized for issuance under the Incentive Plan, increasing the total number of shares of Common Stock authorized for issuance thereunder from 3,700,000 to 4,700,00 shares. This proposed increase in the total number of shares of Common Stock available for issuance under the Incentive Plan equals approximately 4.4% of the total outstanding shares of Common Stock on the Record Date. A summary description of the Incentive Plan, as proposed to be amended, is attached as Exhibit A to this Proxy. Said summary is qualified in its entirety by the proxy covering the shares available for issuance pursuant to the Incentive Plan, and by the full text of the Incentive Plan, copies of which may be obtained by the Company's stockholders upon request of the Office of the Secretary of the Company.

         As of January 31, 2000, options to purchase 2,712,764 shares of Common Stock (net of exercised and terminated options) had been granted under the Incentive Plan, 619,521 options remained available for future grants and 367,715 options had been exercised.

         The Board of Directors believes that this proposed increase in the number of shares authorized for issuance under the Incentive Plan is in the best interest of the Company. The Board of Directors believes that this increase will strengthen the Company's ability to attract and retain individuals with the desired training, experience and expertise as key employees in a highly competitive labor market. The Board of Directors also believes that this increase will allow the Company to furnish additional incentives to key individuals to promote the Company's financial success and be motivated to increase shareholder value.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE INCENTIVE PLAN TO 4,700,000 SHARES OF COMMON STOCK.

                                 PROPOSAL THREE:

  PROPOSAL TO AMEND THE 1995 DIRECTOR STOCK OPTION PLAN TO INCREASE THE NUMBER
         OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER TO 300,000 SHARES

         The Company's 1995 Director Stock Option Plan (the "Director Plan") was approved by the Board of Directors and by the stockholders of the Company in 1995, with a total of 150,000 shares of Common Stock reserved for issuance under the Director Plan. Subject to stockholder approval, in February 2000, the Board of Directors approved an additional increase of 150,000 shares authorized for issuance under the Director Plan, increasing the total number of shares of Common Stock authorized for issuance thereunder from 150,000 to 300,000. This proposed increase in the total number of shares of Common Stock available for issuance under the Director Plan equals approximately 0.66% of the total outstanding shares of Common Stock on the Record Date. A summary description of the Director Plan, as proposed to be amended, is attached as Exhibit B to this Proxy. Said summary is qualified in its entirety by the proxy covering the shares available for issuance pursuant to the Director Plan, and by the full text of the Director Plan, copies of which may be obtained by the Company's stockholders upon request of the Office of the Secretary of the Company


         As of January 31, 2000, options to purchase 120,000 shares of Common Stock (net of exercised and terminated options) had been granted under the Directors Plan, 30,000 options remained available for future grants and no options had been exercised.

         The Board of Directors believes that this proposed increase in the number of shares authorized for issuance under the Directors Plan is in the best interest of the Company. The Board of Directors believes that this increase will provide an adequate reserve of shares for issuance under the Director Plan to enable the Company to compete successfully with other companies to attract and retain qualified directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE DIRECTORS PLAN TO 300,000 SHARES OF COMMON STOCK.

                                 PROPOSAL FOUR:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Management has selected Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2000.

     A representative of Ernst & Young is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL AND RATIFICATION OF SUCH selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

                     OTHER INFORMATION REGARDING THE COMPANY

PERFORMANCE GRAPH

         The following is a line graph comparing the cumulative total return to stockholders of Pharmacopeia Common Stock from December 5, 1995 (the date of Pharmacopeia's initial public offering) through December 31, 1999 with the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Dow Jones Biotechnology Industry Group Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or Exchange Act , except to the extent that Pharmacopoeia specifically incorporated it by reference to any such filing.


                                                  12/05/95   12/31/95    12/31/96   12/31/97    12/31/98    12/31/99
                                                  --------   --------    --------   --------    --------    --------
PHARMACOPEIA, INC.                                $100.00    $151.56     $121.09    $100.00     $ 59.38     $141.44
DOW JONES BIOTECHNOLOGY INDUSTRY GROUP INDEX      $100.00    $108.21     $122.84    $129.22     $169.53     $284.73
NASDAQ MARKET INDEX                               $100.00    $ 99.63     $123.81    $151.45     $213.61     $376.74


                             EXECUTIVE COMPENSATION

  COMPENSATION TABLES

        SUMMARY COMPENSATION TABLE. The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and each of the other five most highly compensated executive officers of Pharmacopeia (the "Named Executive Officers") for services rendered to Pharmacopeia in each of the last three fiscal years:


                                                                                                LONG TERM
                                              ANNUAL                                           COMPENSATION
                                         COMPENSATION (1)                                       AWARDS (2)
                                ---------------------------------------       ---------------------------------------------------


                                                                              RESTRICTED        SECURITIES          ALL OTHER
     NAME AND PRINCIPAL                                                          STOCK          UNDERLYING        COMPENSATION
          POSITION               YEAR      SALARY($)        BONUS($)            AWARDS           OPTIONS               ($)
                                                                                ($)(3)
------------------------------  ------  ----------------   ------------       ------------   -----------------   ----------------
Joseph A. Mollica......          1999       450,000          210,375              --              55,000
President and Chief              1998       397,917          135,000              --              50,000
Executive Officer                1997       362,833          140,000              --              50,000

John J. Baldwin.........         1999       254,167          80,000               --              20,000
Chief Science and                1998       249,333          45,000               --              15,000
Technology Officer               1997       241,083          50,000               --              20,000

Saiid Zarrabian.......           1999       278,875          160,000              --              70,000
Chief Operating Officer          1998       218,333          40,000               --              30,000
                                 1997       187,000          177,800              --                             31,947(5)

Stephen A. Spearman...           1999       254,167          80,000               --              35,000
Executive Vice                   1998       248,750          55,000               --              15,000
President, Operations -          1997       234,167          60,000               --              15,000         31,582(5)
Pharmacopeia Laboratories

Lewis J. Shuster..........       1999       271,250          110,000              --              25,000
President and Chief              1998       212,500          52,000               --              22,000
Operating
Officer - Pharmacopeia           1997       199,008          50,000               --              20,000
Laboratories

Bruce C. Myers..........         1999       213,333          125,000              --              20,000
Senior Vice President            1998        12,273(4)         --                 --              50,000
and Chief Financial Officer      1997            --            --                 --                --



(1) The value of certain perquisites or personal benefits is not included in the amounts disclosed because it did not exceed for any Named Executive Officer the lesser of either $50,000 or 10% of total annual salary and bonus reported for the Named Executive Officer.
(2) The Company did not grant any stock appreciation rights or make any long-term incentive plan payments to any Named Executive Officer in 1997, 1998 or 1999.
(3) During 1997, 1998 and 1999 no shares of restricted Common Stock were awarded or sold to the Named Executive Officers. As of December 31, 1999, Dr. Mollica held 202,400 shares of restricted Common Stock with an aggregate value of $4,579,300, Dr. Baldwin held 135,750 shares of restricted Common Stock with an aggregate value of $3,071,343.75. Mr. Zarrabian, Dr. Spearman, Mr. Shuster and Mr. Myers held no restricted Common Stock.
(4)      Mr. Myers became employed by the Company in December 1998.
(5)      Represents relocation expenses.

OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth each grant of stock options made during the year ended December 31, 1999 to each of the Named Executive Officers:


                                              % OF TOTAL
                                            OPTIONS GRANTED                                         POTENTIAL REALIZABLE
                             OPTIONS        TO EMPLOYEES IN                                       VALUE AT ASSUMED ANNUAL
                              GRANTED         FISCAL YEAR        EXERCISE        EXPIRATION            RATE OF STOCK
          NAME                  (1)                                PRICE            DATE          APPRECIATION FOR OPTION
                                                                                                          TERM(2)
-------------------------    ----------    ------------------    ----------     -------------    ---------------------------
                                                                                                     5%             10%
                                                                                                 -----------   -------------
Joseph A. Mollica            55,000               4.10%             $8.88         5/28/09        $306,704      $   777,671

John J. Baldwin              20,000               1.49%             $8.88         5/28/09         111,529          282,789

Saiid Zarrabian              25,000               1.86%             $8.88         5/28/09         139,411          353,487
                             45,000               3.36%            $15.19        11/16/09         429,810        1,089,223

Stephen A. Spearman          35,000               2.61%             $8.88         5/28/09         195,175          494,881

Lewis J. Shuster             25,000               1.86%             $8.88         1/30/00           7,250           14,750

Bruce C. Myers               20,000               1.49%             $8.88         5/28/09         111,529          282,789


(1) The listed options become exercisable as follows: one-fourth of the total number of shares subject to the options are exercisable one year from the grant date and an additional one forty-eighth of the total number of shares are exercisable each full month thereafter based on the optionee's continuing to be employed by the Company.
(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth for each of the Named Executive Officers options exercised during 1999 and the fiscal year-end value of unexercised options.


                                    SHARES
                                   ACQUIRED       VALUE          NUMBER OF SHARES UNDERLYING          VALUE OF UNEXERCISED IN-THE-
                                      ON        REALIZED                 UNEXERCISED                    MONEY OPTIONS AT YEAR-END
                 NAME              EXERCISE      ($)(1)              OPTIONS AT YEAR-END                         ($)(1)
         ----------------------  -------------  ----------   -------------------------------------  --------------------------------

                                                              Exercisable         Unexercisable       Exercisable     Unexercisable
                                                             ------------------  -----------------  ----------------  --------------
         Joseph A. Mollica            --           --            116,977             113,023           $  984,576     $ 1,217,224

         John J. Baldwin              --           --             47,081              40,419              375,153         429,510

         Saiid Zarrabian              --           --            185,126              89,376            3,736,395         867,229

         Steven A. Spearman           --           --             56,665              58,335              162,843         620,107

         Lewis J. Shuster            300         $5,819          119,008                   0            1,863,994               0

         Bruce C. Myers               --           --             12,500              57,500              171,063         788,088


(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE

      The following is a report of the Compensation Committee (the "Committee") of the Board of Directors of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 1999. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

      The Committee reviews and approves the Company's executive compensation policies. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1999.

      COMPENSATION PHILOSOPHY

      The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal, the Company seeks to offer its executive officers competitive compensation based upon their performance, and the performance of the Company. The executive compensation program is designed to attract and retain executive talent that contributes to the Company's long-term success, to reward the achievement of the Company's short-term and long-term strategic goals, to recognize and reward individual contributions to the Company's performance, and to link executive officer compensation and stockholder interests through equity-based plans. The Company currently uses three integrated components -- Base Salary, Variable Annual Incentives and Long-Term Incentives -- to meet these goals.

      BASE SALARY

      The base salary component of the total compensation is designed to compensate executives competitively within the industry. The Committee reviewed and approved fiscal 1999 base salaries for the Chief Executive Officer and other executive officers. Base salaries were established by the Committee based upon competitive compensation data, and the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer base salaries have been targeted at or above the average rates paid by competitors in similar size companies to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other biotechnology and pharmaceutical companies. The competitive information was obtained from surveys prepared by consulting companies or industry associations (e.g., the Radford Biotechnology Compensation survey, the Top Five Data Services Report on Executive Compensation in the Biopharmaceutical Industry and the Culpepper Survey on the Software Industry). In making base salary decisions, the Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

      VARIABLE ANNUAL INCENTIVES

      Variable incentive bonuses for executive officers are intended to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a compensation policy (the "Compensation Policy") which compensates officers in the form of annual bonuses that are paid in cash. The Committee established target bonuses for each executive officer relative to the officer's base salary. The Compensation Policy is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance evaluations. The Company-based performance goals are tied to different indicators of the Company's performance, such as achievement of revenue, research and development, and other operating objectives. These Company-based performance goals vary from year to year and are somewhat subjective in nature. The individual officer's performance goals are taken into account and are tied to different indicators of the individual officer's performance (such as having achieved a research and development project milestone) and, except in the case of the Chief Executive Officer, are based upon the evaluation of the Chief Executive Officer. The Chief Executive Officer's achievement of individual performance goals is determined by the Committee. The Committee evaluates the achievement level of the Company's annual goals and approves a performance rating relative to the goals. At the beginning of each year, the Company's objectives are assigned a relative weighting factor to assist in the priority setting and subsequent evaluation of performance against objectives that is conducted at the end of the year. This evaluation is subjective and is influenced by the Committee's perception of the importance of the various corporate goals. The aggregate amount of the bonus pool can range from 50-150% of the total individual target amounts based upon achievement of individual goals, provided that if less than 80% of the annual Company objectives are met no bonus amounts will be paid. The Committee believes that the Company's Compensation Policy provides an excellent link between the Company's performance and the incentives paid to executives.

      LONG-TERM INCENTIVES

      The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1994 Incentive Stock Plan and the opportunity to purchase stock under the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Company's Board of Directors believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. The Compensation Committee has not yet made a determination with respect to long-term incentive grants based on 1999 performance.

      The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees, including officers, may have up to 10% of their earnings withheld for purchases of Common Stock on certain dates specified by the Board. The price of Common Stock purchased will be equal to 85% of the lower of the fair market value of the Common Stock on the date of commencement of participation in each six-month offering period or on each specified purchase date.

      CHIEF EXECUTIVE OFFICER COMPENSATION

      The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Dr. Mollica's base salary for 1999 was set at $450,000. Dr. Mollica's base salary was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. In 1999, Dr. Mollica was granted options to purchase 55,000 shares of Common Stock based on 1998 performance and based upon the other factors described above. The Compensation Committee has not yet made a determination with respect to option grants to Dr. Mollica based on 1999 performance. Under the Compensation Policy, Dr. Mollica received a $210,375 bonus for 1999 performance. Dr. Mollica's total compensation was based on the Company's accomplishments and his contribution thereto, including (i) the Company achieving profitability for a full year for the first time, (ii) continued growth in the Company's drug discovery services and software business segments, (iii) successfully reducing the Company's internally funded drug discovery activities and transitioning to more funded drug discovery collaborations and services, (iv) executing the continued integration of the Company's drug discovery services and software businesses, including managing through certain changes in the Company's executive management, and (v) developing and beginning to implement a five-year strategic plan for the Company.

Section 162(m)

      The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

      In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                       Respectfully submitted by:
                       COMPENSATION COMMITTEE

                       Gary E. Costley
                       Frank Baldino, Jr.
                       Charles A. Sanders

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         On the basis of reports and representations submitted by or on behalf of the directors, executive officers and ten percent stockholders of the Company, all Forms 3, 4 and 5 showing ownership of and change of ownership in the Company's equity securities during 1999 were timely filed with the Securities and Exchange Commission as required by Section 16 (a) of the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 1999 were Gary E. Costley, Frank Baldino, Jr. and Charles A. Sanders. No such member of the Compensation Committee was a former or current officer or employee of the Company.


CERTAIN TRANSACTIONS

      James J. Marino, one of the Company's directors, who was appointed effective as of February 2000, is a partner at Dechert Price & Rhoads, a law firm that the Company has retained in 1999 and 2000.

      The Company and Dr. Paul A. Bartlett are parties to a consulting agreement pursuant to which Dr. Bartlett receives annual compensation of $75,000 plus $1,000 for each consulting day served in excess of 25 days. The current term of the agreement expires in March 2001. In 1999, the Company paid Dr. Bartlett $75,000 pursuant to the consulting agreement.


                                  OTHER MATTERS

      The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Princeton, New Jersey
Dated: March 27, 2000

                                    EXHIBIT A

            DESCRIPTION OF THE 1994 PHARMACOPEIA INCENTIVE STOCK PLAN

         GENERAL. Pharmacopeia's 1994 Incentive Stock Plan (the "Incentive Plan") was initially adopted by the Board of Directors on April 20, 1994 and initially approved by the stockholders on February 25, 1995. The Incentive Plan authorizes the grant of stock options, stock appreciation rights and stock purchase rights. Options granted under the Incentive Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Administrator (defined below). A total of 750,000 shares of Pharmacopeia Common Stock was initially reserved for issuance under the Incentive Plan. In 1996, 1997, 1998 and 1999, the Board of Directors and stockholders approved cumulative increases of 2,950,000 shares authorized for issuance under the Incentive Plan, increasing the number of shares of Pharmacopeia Common Stock authorized for issuance thereunder from 750,000 to 3,700,000 shares. Stockholder approval is now being sought for amendments of the Incentive Plan to increase by 1,000,000 the number of shares authorized for issuance under the Incentive Plan to 4,700,000. The Board of Directors believes that the proposed amendment increasing the number of shares reserved for issuance under the Incentive Plan is in the best interests of Pharmacopeia. The proposed increase will strengthen the Company's ability to attract and retain individuals with the desired training, experience and expertise as key employees in a highly competitive labor market. This increase will also allow the Company to furnish additional incentives to key individuals to promote the Company's financial success and be motivated to increase shareholder value.

         PURPOSE. The general purpose of the Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to employees and consultants and to promote the success of Pharmacopeia's business.

         ADMINISTRATION. The "Primary Committee" administers the Incentive Plan for all employees subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Primary Committee consists of two or more non-employee directors appointed by the Board of Directors. With respect to all other participants in the Incentive Plan, the Board of Directors may either administer the Incentive Plan or appoint a committee (the "Secondary Committee") from among its members, including the Primary Committee, to administer the Incentive Plan. A subcommittee of the Primary Committee or the Secondary Committee which has been approved by the Board of Directors may be delegated those administrative functions under the Incentive Plan which have been authorized to be performed by the Primary or Secondary Committee, as the case may be. The Board of Directors, Primary Committee, Secondary Committee or an approved subcommittee thereof, as applicable, are collectively referred to herein as the "Administrator". Subject to the other provisions of the Incentive Plan, the Administrator has the authority to: (i) grant options and rights; (ii) interpret the Incentive Plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) prescribe, amend and rescind rules and regulations relating to the Incentive Plan; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory stock option and the provisions of the stock option or stock purchase agreement to be entered into between Pharmacopeia and the grantee); and (vii) to make all other determinations deemed necessary or advisable for the administration of the Incentive Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

         ELIGIBILITY. The Incentive Plan provides that options and rights may be granted to Pharmacopeia's employees and consultants (as such terms are defined in the Incentive Plan). Incentive stock options may be granted only to employees. At January 31, 1999, approximately 519 employees of Pharmacopeia were eligible to participate in the Incentive Plan, as proposed to be amended. It is not possible to state at this time whether a particular executive officer, all current executive officers as a group, a particular nominee for director or all non-executive officers as a group will be granted Options under the Incentive Plan or the benefit or value of such Options, since these matters will be determined by the Administrator based on each participant's level of responsibility, compensation and contribution to Pharmacopeia's success. As of January 31, 2000, Pharmacopeia had granted options pursuant to the Incentive Plan to purchase an aggregate of 3,804,334 shares at exercise prices ranging from $0.48 to $39.75 per share. (For information regarding options granted under the Incentive Plan to certain Pharmacopeia Named Executive Officers of Pharmacopeia, see "Executive Compensation" in the Proxy Statement). As of that date, Pharmacopeia had also granted options pursuant to the Incentive Plan to the following groups or persons: all current executive officers as a group had received options to purchase 900,280 shares at exercise prices ranging from $1.24 to $21.50 per share and all current employees, including all current officers who are not executive officers, as a group, had received options under the Incentive Plan to purchase 2,712,764 shares at exercise prices ranging from $0.48 to $39.75 per share. The closing price of Pharmacopeia Common Stock as reported on the Nasdaq National Market for January 31, 2000 was $38.00.

         SECTION 162(m) LIMITATIONS. Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of Pharmacopeia. To maximize Pharmacopeia's deduction attributable to options granted to such persons, the Incentive Plan requires that no participant may receive options, separately exercisable stock appreciation rights and stock purchase rights for more than 400,000 shares of Pharmacopeia Common Stock in any one year.

         TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Incentive Plan is evidenced by a written stock agreement between the optionee and Pharmacopeia and is subject to the following terms and conditions:

         (a) EXERCISE PRICE. The Administrator determines the exercise price of an option to purchase shares of Pharmacopeia Common Stock at the time the option is granted. The exercise price under an incentive stock option must not be less than 100% of the fair market value of the Pharmacopeia Common Stock on the date the option is granted and the exercise price of a nonstatutory stock option must not be less than 85% of the fair market value of the Pharmacopeia Common Stock on the date the option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of Pharmacopeia (a "10% Stockholder") is not eligible for the grant of an option unless the exercise price of the option is at least 110% of the fair market value of the Pharmacopeia Common Stock on the date of grant. Generally, the fair market value shall be the closing sale price for such stock on the date of determination (or the mean of the bid and asked prices, if no sales were reported) as quoted on the Nasdaq National Market as reported in THE WALL STREET JOURNAL.

         (b) FORM OF CONSIDERATION. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, money order, promissory note, certain other shares of Pharmacopeia Common Stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to Pharmacopeia from the sale or loan proceeds (a "cashless exercise"), delivery of an irrevocable subscription agreement which requires full payment within twelve months, any combination of the foregoing methods, or any other consideration to the extent permitted under applicable law.

         (c) TERM OF THE OPTION. Each stock option agreement will specify the type of option, the term of the option and the date when the option is to become exercisable. However, the term of an option granted under the Incentive Plan will be no longer than ten years from the date of grant in the case of an incentive stock option and ten years and one day in the case of a nonstatutory stock option. Moreover, in the case of an option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant and the term of a nonstatutory stock option will be no more than five years and one day from the date of grant.

         (d) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. If an optionee's employment or consulting relationship terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within thirty days (or such other period of time as is determined by the Administrator) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (and in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

         (e) PERMANENT DISABILITY AND DEATH. If an optionee is unable to continue employment or consulting with Pharmacopeia as a result of disability (as defined in Section 22(e)(3) of the Code) or death, then all his or her options under the Incentive Plan shall expire within six months after the date of termination of the optionee's employment or consulting relationship (or such other period of time determined by the Administrator) but in no event later than the expiration of the term of such option as set forth in the option agreement. The optionee, executor or other legal representative of the optionee may exercise all or part of his or her option at any time before such expiration date to the extent that such option was exercisable at the time of termination of employment. To the extent that the options were not exercisable at the date of such termination, and to the extent that the options are not exercised (to the extent otherwise permissible) within the time permitted, the options shall terminate.

         (f) MISCONDUCT. If an optionee's employment or consultancy terminates due to misconduct, all outstanding options terminate immediately. Misconduct as defined in the Incentive Plan includes, but is not limited to, (i) acts of fraud, embezzlement or dishonesty, (ii) unauthorized use or disclosure of confidential information or trade secrets of Pharmacopeia or (iii) other intentional acts of misconduct by the optionee that harm Pharmacopeia.

         (g) VALUE LIMITATION. If the aggregate fair market value of all shares of Pharmacopeia Common Stock subject to an optionee's incentive stock options which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

         NONTRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. During a participant's lifetime, his or her options and rights shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution.

         STOCK APPRECIATION RIGHTS. A stock appreciation right granted in connection with an option entitles the optionee to exercise the stock appreciation right by surrendering to Pharmacopeia unexercised the corresponding portion of the related option. In exchange, the optionee receives from Pharmacopeia an amount equal to the excess of the fair market value of the Pharmacopeia Common Stock covered by the surrendered portion of the related option on the date of surrender of the related option over the exercise price of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, ceases to be exercisable. A stock appreciation right granted in connection with an option remains exercisable until, and expires no later than, the date on which the related option ceases to be exercisable or expires.

         With respect to employees subject to Section 16 of the Exchange Act, the Administrator may grant limited stock appreciation rights in connection with an option. The limited stock appreciation rights may only be exercised upon the occurrence of a hostile take-over (as defined by the Incentive Plan). In the event of a hostile take-over, each limited stock appreciation right that has been held for at least six months may be exercised for thirty days after the hostile take-over for a cash distribution equal to the excess of (i) the take-over price for the shares subject to the related option over (ii) the aggregate exercise price payable for such shares.

         Pharmacopeia's obligation arising upon the exercise of a stock appreciation right may be paid in Pharmacopeia Common Stock or in cash, or any combination thereof, as the Administrator may determine.

         STOCK PURCHASE RIGHTS. A stock purchase right gives the purchaser a period of no longer than six months from the date of grant to purchase Pharmacopeia Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between Pharmacopeia and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give Pharmacopeia a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with Pharmacopeia for any reason (including death or disability). The purchase price for any shares repurchased by Pharmacopeia shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator.

         STOCK WITHHOLDING. The Administrator may allow participants in the Incentive Plan to satisfy their withholding obligations, if applicable, by either electing to have a certain number of shares of stock which would then be received pursuant to the exercise of the option or the vesting of such shares withheld by Pharmacopeia or by delivering to Pharmacopeia the number of shares of stock required to be withheld.

         ADJUSTMENT UPON CHANGE IN CAPITALIZATION. Subject to any required action by the stockholders of Pharmacopeia, in the event that the stock of Pharmacopeia is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of Pharmacopeia Common Stock effected without receipt of consideration by Pharmacopeia, appropriate proportional adjustments will be made in the number and class of shares of stock under the Incentive Plan, the number of shares of stock subject to any option or right outstanding under the Incentive Plan, and the exercise price of any such outstanding option or right. Any such adjustment will be made by the Administrator, whose determination shall be conclusive.

         MERGER OR ASSET SALE. In connection with any merger, or sale of all or substantially all of the assets of Pharmacopeia, each outstanding option may be assumed or an equivalent option substituted by a successor corporation. If the successor corporation does not assume the option or substitute a substantially equivalent option, each option will become fully exercisable for a period of time determined by the Administrator. All options not exercised before the merger or asset sale will terminate, if not substituted for or assumed. Any option assumed or substituted for will automatically become fully exercisable if an optionee's employment or consultancy ends within eighteen months after the merger or asset sale. Such option will expire at the end of its term or one year after the involuntary termination, whichever is earlier. In addition, any repurchase option on Pharmacopeia Common Stock will terminate and the stock will fully vest upon a merger or asset sale unless the repurchase options are assigned to the successor corporation. Any such repurchase option assigned in the merger or asset sale will end and the shares subject to the repurchase option will immediately vest in full if the optionee's employment or consultancy ends within eighteen months of the merger or asset sale.

         CHANGE IN CONTROL. The Administrator has the discretion to make any outstanding option fully or partially exercisable upon a change in control, or condition making any outstanding option fully exercisable on the involuntary termination of an optionee's employment or consultancy within eighteen months of the date of the change in control. In addition, the Administrator has the discretion with respect to stock purchase rights to terminate any repurchase option and vest the Pharmacopeia Common Stock to which the repurchase option relates upon a change in control or upon the involuntary termination of an optionee's employment or consultancy within eighteen months of the date of the change in control. A change in control means (i) certain changes in the composition of Pharmacopeia's Board of Directors over a three year period, or
(ii) the acquisition of more than half of the beneficial ownership of Pharmacopeia by any person or group accomplished by a tender offer which the Board of Directors does not recommend the stockholders accept.

         AMENDMENTS, SUSPENSIONS AND TERMINATION OF THE INCENTIVE PLAN. The Board of Directors may amend, suspend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) materially increases the number of shares under the Incentive Plan,
(ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of options or rights, or (iv) materially increases the benefits to participants under the Incentive Plan. In any event, the Incentive Plan will terminate automatically in 2004.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of Pharmacopeia. Pharmacopeia is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes ordinary taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Pharmacopeia is subject to tax withholding by Pharmacopeia. Pharmacopeia is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

         STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Pharmacopeia Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized on exercise of a stock appreciation right will constitute wages for which withholding will be required. Pharmacopeia will be entitled to a tax deduction in the same amount. If the optionee receives Pharmacopeia Common Stock upon the exercise of a stock appreciation right, any gain or loss on the subsequent sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options."

         STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as discussed above under "Nonstatutory Stock Options." However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to Pharmacopeia's right to repurchase the stock. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by Pharmacopeia. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Pharmacopeia.

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and Pharmacopeia with respect to the grant and exercise of options and stock purchase rights under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                    EXHIBIT B

         DESCRIPTION OF THE 1995 PHARMACOPEIA DIRECTOR STOCK OPTION PLAN

      GENERAL. Pharmacopeia's 1995 Director Option Plan (the "Director Plan") was initially adopted by the Board of Directors (the "Board") on October 6, 1995 and initially approved by the stockholders on October 26, 1995. The Director Plan authorizes the grant of nonstatutory stock options to non-employee directors. A total of 150,000 shares of Pharmacopeia Common Stock was initially reserved for issuance under the Director Plan. Stockholder approval is now being sought for amendment of the Director Plan to increase by 150,000 the number of shares authorized for issuance under the Director Plan to 300,000. The Board believes that the proposed amendment increasing the number of shares reserved for issuance under the Director Plan is in the best interests of Pharmacopeia. The proposed increase will provide an adequate reserve of shares for issuance under the Director Plan necessary to enable Pharmacopeia to compete successfully with other companies to attract and retain non-employee directors in a competitive market.

      PURPOSE. The general purpose of the Director Plan is to attract and retain the best available non-employee directors, to provide additional incentive to such individuals and to promote the success of Pharmacopeia's business.

      ADMINISTRATION. The Board administers the Director Plan. The Board has the authority to (i) interpret the Director Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Director Plan; and (iii) to make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, interpretations and other actions of the Board shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

      ELIGIBILITY. The Director Plan provides that options will be granted to Pharmacopeia's non-employee directors as follows:

                  - Each non-employee director shall be granted an option to purchase 10,000 shares on the date such individual first becomes a director, and

                  - Each non-employee director shall be granted an option to purchase 5,000 shares on the date of each annual stockholders' meeting, provided the individual has served as a non-employee director for at least six months prior to the date of the meeting.

      As of January 31, 2000, Pharmacopeia had granted options pursuant to the Director Plan to purchase an aggregate of 120,000 shares at exercise prices ranging from $10.06 to $26.75 per share. The closing price of Pharmacopeia Common Stock as reported on the NASDAQ National Market for January 31, 2000 was $38.00 per share.

      TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Director Plan is evidenced by a written stock agreement between the optionee and Pharmacopeia and is subject to the following terms and conditions:

      (a) EXERCISE PRICE. The exercise price of an option issued under the Director Plan shall be equal to 100% of the fair market value of the shares on the date the option is granted. Generally, the fair market value shall be the closing sale price for such shares on the date of determination (or the mean of the bid and asked prices, if no sales were reported) as quoted on the NASDAQ National Market as reported in THE WALL STREET JOURNAL.

      (b) FORM OF CONSIDERATION. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be cash, check, money order, certain other shares of Pharmacopeia Common Stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to Pharmacopeia from the sale proceeds (a

"cashless exercise") or any combination of the foregoing methods.

      (c) TERM OF THE OPTION. The term of an option granted under the Director Plan shall be ten years from the date of grant. Options issued under the Director Plan shall become exercisable in three equal annual installments, beginning on the first anniversary of the date of grant; provided the optionee continues to serve on the Board.

      (d) TERMINATION OF SERVICE. If an optionee's service on the Board terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (and in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

      (e) PERMANENT DISABILITY AND DEATH. If an optionee is unable to continue to serve on the Board as a result of permanent disability or death, then all his or her options under the Director Plan shall immediately become fully vested.

      NONTRANSFERABILITY OF OPTIONS. During an optionee's lifetime, his or her options shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

      ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the stock of Pharmacopeia is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of Pharmacopeia Common Stock effected without receipt of consideration by Pharmacopeia, appropriate proportional adjustments will be made in the number and class of shares of stock under the Director Plan, the number of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option. Any such adjustment will be made by the Board, whose determination shall be conclusive.

      MERGER OR ASSET SALE. In connection with any merger, or sale of all or substantially all of the assets of Pharmacopeia, each outstanding option shall become fully exercisable immediately prior to the merger or sale. Each such option may be assumed or an equivalent option substituted by a successor corporation. All options not exercised before the merger or asset sale will terminate, if not substituted for or assumed.

      CHANGE IN CONTROL. Any outstanding option shall become fully exercisable immediately prior to a change in control. Each such option shall remain exercisable until the expiration of the option term, the termination of the option or the surrender of the option in connection with a hostile take-over, as defined in the Plan. A change in control means (i) certain changes in the composition of the Board over a three year period, or (ii) the acquisition of more than half of the beneficial ownership of Pharmacopeia by any person or group accomplished by a tender offer which the Board does not recommend the stockholders accept.

         Upon the occurrence of a hostile take-over, each option that has been held for at least six months may be surrendered within 30 days of the hostile take-over. An optionee who surrenders an option will receive a cash distribution in an amount equal to the excess of (i) the aggregate take-over price for the shares subject to the option over (ii) the aggregate exercise price payable for such shares.

      AMENDMENTS, SUSPENSIONS AND TERMINATION OF THE DIRECTOR PLAN. The Board may amend, suspend or terminate the Director Plan at any time; provided, however, that stockholder approval is required for certain amendments. In any event, the Director Plan will terminate automatically in 2005.

FEDERAL INCOME TAX CONSEQUENCES

      An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes ordinary taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Pharmacopeia is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise is treated as long-term or short-term capital gain or loss, depending on the holding period.

      The foregoing is only a summary of the effect of federal income taxation upon optionees and Pharmacopeia with respect to the grant and exercise of options under the Director Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

                                                                      Appendix I

                               PHARMACOPEIA, INC.
                            1994 INCENTIVE STOCK PLAN
                 (as amended and restated as of October 6, 1995)


         1. PURPOSES OF THE PLAN. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees and Consultants of Pharmacopeia, Inc. (the "Company") and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Plan Administrator and as reflected in the terms of the written option agreement. The Plan Administrator also has the discretion to grant Stock Purchase Rights.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "BOARD" shall mean the Board of Directors of the Company.

            (b) "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
         (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

            (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "COMMON STOCK" shall mean the Common Stock of the Company.

            (e) "COMPANY" shall mean Pharmacopeia, Inc., a Delaware corporation.

            (f) "CONSULTANT" shall mean (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and (ii) any non-employee member of the Board (other than an individual serving as a member of the Primary Committee).

            (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute,

            (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            (j) "HOSTILE TAKE-OVER" shall mean a change in ownership of the Company effected through the following transaction:

                (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, and

                (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

            (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (l) "INVOLUNTARY TERMINATION" shall mean the termination of the service of any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without the individual's consent.

            (m) "MISCONDUCT" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Purchaser, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Purchaser or other person in the service of the Company (or any Parent or Subsidiary).

            (n) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

            (o) "OPTION" shall mean a stock option granted pursuant to the Plan.

            (p) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

            (q) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

            (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

            (s) "PLAN" shall mean this 1994 Incentive Stock Plan.

            (t) "PLAN ADMINISTRATOR" shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

            (u) "PRIMARY COMMITTEE" shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

            (v) "PURCHASER" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

            (w) "SECONDARY COMMITTEE" shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 insiders.

            (x) "SECTION 12(g) REGISTRATION DATE" shall mean .the first date on which the Common Stock is registered under Section 12(g) of the Exchange Act.

            (y) "SECTION 16 INSIDER" shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

            (z) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

            (aa) "STOCK PURCHASE RIGHT" shall mean a right to purchase Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

            (bb) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

            (cc) "TAKE-OVER PRICE" shall mean the GREATER of (i) the fair market value per Share on the date the Option is surrendered to the Company in connection with a Hostile Take-Over or (ii) the highest reported price per Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Stock Option, the Take-Over Price shall not exceed the clause (i) price per Share.

            (dd) "TAXES" shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Nonstatutory Stock Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         3. STOCK SUBJECT TO THE PLAN.

            (a) Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares under the Plan is 750,000(1) shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            (b) No one person participating in the Plan may receive Options, separately exercisable stock appreciation rights and Stock Purchase Rights for more than 400,000 Shares per calendar year during the term of the Plan beginning with the 1995 calendar year.

            (c) If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full or if an Option is cancelled in accordance with the cancellation-regrant provisions of the Plan, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available


--------
1 Reflects the 1-for-2 reverse stock split effected on October 6, 1995.

for future option grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued upon exercise of Options or Stock Purchase Rights (whether or not these shares are later repurchased by the Company) shall not become available for future grant or sale under the Plan. In addition, should the exercise price of an Option be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option or the vesting of Shares issued under Stock Purchase Rights, then the number of Shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or which vest under the Stock Purchase Right, and not by the net number of Shares issued to the holder of such Option or Share issuance.

         4. ADMINISTRATION OF THE PLAN.

            (a) PROCEDURE. The Plan shall be administered as follows:

                (i) The Primary Committee shall have sole and exclusive authority to administer the Nan with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Primary Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an Option grant, Stock Purchase Right or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any Parent or Subsidiary) other than pursuant to the 1995 Director Option Plan.

                (ii) Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive Option grants, stock purchase right or direct stock issuances under the Plan Or any stock option, stock appreciation, stock bonus or other stock plan of the Company (or any Parent or Subsidiary).

                (iii) Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            (b) POWERS OF THE PLAN ADMINISTRATOR. Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its discretion:
(i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine the exercise price per Share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iii) to determine the Employees or

Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of Shares to be represented by each Option or Stock Purchase Right; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Plan Administrator; and
(viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) EFFECT OF PLAN ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

         5. ELIGIBILITY.

            (a) Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

            (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

         6. TERM OF PLAN.

            (a) The Plan became effective upon its adoption by the Board. The Plan was amended and restated by the Board on October 6, 1995 in connection with the initial public offering of the Company. The restatement became effective on the Section 12(g) Registration

Date. The provisions of the restatement of the Plan shall apply only to Options and Stock Purchase Rights granted under the Plan from and after the effective date of the restatement. All Options and Stock Purchase Rights issued and outstanding under the Plan immediately prior to the effective date of the restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such Option and Stock Purchase Right) as in effect on the date each such Option and Stock Purchase Right was previously granted, and nothing in the restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such Options and Stock Purchase Rights with respect to the acquisition of Shares thereunder.

            (b) The Plan shall continue in effect for a term of ten (10) years from the date of its initial adoption by the Board unless sooner terminated under Section 14 of the Plan.

         7. EXERCISE PRICE AND CONSIDERATION.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Plan Administrator, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option or a Stock Purchase Right

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

            (b) The fair market value shall be determined by the Plan Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated

Quotation ("NASDAQ") National Market System of the Common Stock for the date in question, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date in question, as reported in the Wall Street Journal.

            (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Plan Administrator and may consist entirely of:

                (i) cash;

                (ii) check (personal, cashier's or certified);

                (iii) money order;

                (iv) promissory note;

                (v) other Shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and having a fair market value on the date of exercise of the Option or Stock Purchase Right equal to the aggregate exercise price of the Shares as to which the Option or Stock Purchase Right is being exercised;

                (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a Company-designated broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

                (vii) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of such subscription agreement;

                (viii) or any combination of such methods of payment; or

                (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 152 and 153 of the General Corporation Law of Delaware.

         8. OPTIONS.

            (a) TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an

Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (i) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (ii) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

            (b) EXERCISE OF OPTION.

                (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Plan Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may ac authorized by the Plan Administrator, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (ii) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Plan Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the

         Option Agreement) exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iii) DISABILITY OF OPTIONEE. Notwithstanding the provisions of
         Section 8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of such Employee's or Consultant's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee or Consultant may, but only within six (6) months (or such other period of time as is determined by the Plan Administrator) from the date of such termination (BUT in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iv) DEATH OF OPTIONEE. In the event of the death of an
         Optionee:

                     (A) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Plan Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Plan Administrator) after the date of death; or

                     (B) within thirty (30) days (or such other period of time as is determined by the Plan Administrator) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Plan Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                (v) MISCONDUCT. Should the Optionee's Continuous Status as an Employee or Consultant be terminated for Misconduct, then all outstanding Options held by the Optionee shall terminate immediately and cease to be outstanding.

                (vi) The Plan Administrator shall have the discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

                     (A) extend the period of time for which the Option is to remain exercisable following the Optionee's termination of Continuous Status as an Employee or Consultant from the period otherwise in effect for that Option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and/or

                     (B) permit the Option to be exercised, during the applicable post-service exercise period, not only to the extent the Optionee was entitled to exercise the Option at the date of termination but also with respect to one or more additional Shares for which the Optionee would have been entitled to exercise the Option had the Optionee continued in service.

            (c) The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution new options covering the same or different number of Shares but with an exercise price per share based on the fair market value per Share on the new grant date.

         9. STOCK APPRECIATION RIGHTS.

            (a) The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

            (b) The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying Option for Shares and the surrender of that Option in exchange for a distribution from the Company in an amount equal to the excess of (A) the fair market value (on the Option surrender date) of the number of Shares for which the surrendered Option (or surrendered portion thereof) is at the time exercisable over (B) the aggregate exercise price payable for such Shares.

                (ii) No such Option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in Shares valued at fair market value on the

         Option surrender date, in cash, or partly in Shares and partly in cash, as the Plan Administrator shall at its sole discretion deem appropriate.

                (iii) If the surrender of an Option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had wider the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the LATER of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the Option Agreement evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the Option grant date.

            (c) The following terms shall govern the grant and exercise of limited stock appreciation rights:

                (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding Options.

                (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more Options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30) day period following such Hostile Take-Over) to surrender each such Option to the Company, to the extent the Option is at the time exercisable for vested Shares. In return for the surrendered Option, the Optionee shall receive a cash distribution from the Company in an amount equal to the excess of (A) the Take-Over Price of the Shares which each surrendered Option (or surrendered portion thereof) is at the time exercisable over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the Option surrender date.

                (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such Option surrender and cash distribution.

                (iv) The balance of the Option (if any) shall continue in full force and effect in accordance with the Option Agreement evidencing such option.

        10. STOCK PURCHASE RIGHTS.

            (a) RIGHTS TO PURCHASE. After the Plan Administrator determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Plan Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Plan Administrator.

            (b) ISSUANCE OF SHARES. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Plan Administrator may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

            (c) REPURCHASE OPTION. Unless the Plan Administrator determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's service with the Company for any reason (including death or disability). If the Plan Administrator so determines, the purchase price for shares repurchased may be paid ~y cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Plan Administrator may determine.

            (d) OTHER PROVISIONS. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

        11. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

        12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER OR CHANGE IN CONTROL.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right and the number of shares of Common Stock for which Options, separately exercisable stock appreciation rights and Stock Purchase Rights may be issued to any one person per calendar year, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common STOCK effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all Options and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator. The Plan Administrator may, in the exercise of its sole discretion in such instances, declare that all Options shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise any Option held as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c) SALE OF ASSETS OR MERGER.

                (i) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation (a "Corporate Transaction"), all Options shall be assumed or equivalent options shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume all Options or to substitute equivalent options, Optionees shall have the right to exercise Options held by them as to all of the Optioned Stock, including Shares as to which such Options would not otherwise be exercisable. If an Option becomes fully exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of time determined by the Plan Administrator from the date of such notice, and the Option will terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the Corporate Transaction, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to such sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in; the Corporate Transaction was not solely Common Stock of the successor corporation or its parent, the Plan Administrator may, with the consent of the successor corporation and the Optionee, provide for the per share consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in fair market VALUE (determined as set forth in Section 7(b) hereof) to the per share consideration received by holders of Common Stock in the Corporate Transaction.

                (ii) Any Options which are assumed or substituted in the Corporate Transaction shall automatically accelerate and become exercisable for all the Optioned Stock then subject to the Options, in the event the Optionee's Continuous Status as an Employee or Consultant should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (A) the expiration of the term of such Option as set forth in the Option

         Agreement or (B) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                (iii) All of the Company's outstanding repurchase options under Stock Purchase Rights shall terminate automatically, and all the shares of Common stock subject to those terminated options shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase options are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

                (iv) Any repurchase options that are assigned in the Corporate Transaction shall automatically terminate, and all the Shares subject to those terminated options shall immediately vest in full, in the event the Purchaser's Continuous Status as an Employee or Consultant should subsequently terminate `by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

            (d) Change in Control.

                (i) The Plan Administrator shall have the discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to (A) provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Change in Control or (B) condition any such Option acceleration upon the subsequent Involuntary Termination of the Optionee's Continuous status as an Employee or Consultant within eighteen (18) months following the effective date of such Change in Control. Any Options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                (ii) The Plan Administrator shall have the discretion, exercisable either at the time a Stock Purchase Right is granted or at any time while the Company's repurchase option remains outstanding, to
         (A) provide for the automatic termination of one or more outstanding repurchase options and the immediate vesting of the Shares subject to those rights upon the occurrence of a Change in Control or (B) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Purchaser's Continuous Status as an Employee or Consultant within eighteen (18) months following the effective date of such Change in Control.

            (e) Incentive Stock Options. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the portion of such option shall be exercisable as a Nonstatutory Stock Option under the Federal tax laws.

            (f) No Other Adjustments. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Plan Administrator makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the
Plan:

                (i) any material increase in the number of Shares subject to the Plan or the maximum number of Shares for which any one person may be granted Options, stock appreciation rights and Stock Purchase Rights, other than in connection with an adjustment under Section 12 of the Plan;

                (ii) any material change in the designation of the class of persons eligible to be granted Options and Stock Purchase Rights; or

                (iii) any material increase in the benefits accruing to participants under the Plan.

            (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 14(a) of the Plan is made, such shareholder approval shall be solicited as described in Section 18 of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Plan Administrator, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

        15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Option, Stock Purchase and Stock Bonus Agreements. Options shall be evidenced by written option agreements in such form as the Plan Administrator shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Plan Administrator shall approve.

         18. Shareholder Approval.

            (a) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (b) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18(a) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         19. Information to Optionees and Purchasers. The Company shall provide to each Optionee and Purchaser, during the period for which such Optionee or Purchaser has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

         20. Tax Withholding.

            (a) The Company's obligation to deliver Shares of Common Stock upon the exercise of Options or stock appreciation rights or Stock Purchase Rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            (b) The Plan Administrator may, in its discretion, provide any or all holders of Nonstatutory Stock Options or unvested Shares under the Plan with the right to use Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Options or the vesting of their Shares. Such right may be provided to any such holder in either or both of the following formats:

                (i) Stock Withholding: The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Nonstatutory Stock Option or the vesting of such Shares, a portion of those Shares with an aggregate fair market value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                (ii) Stock Delivery: The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or the Shares vest, one or more Shares previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate fair market value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 1

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,250,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

         2. This Amendment No. 1 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

         To record the adoption of this Amendment No. 1, the Company has caused its authorized officers to affix its corporation name and seal as of this 3rd day of June, 1996.

CORPORATE SEAL                        PHARMACOPEIA, INC.


Attest: /s/ Lewis J. Shuster           By: /s/ Joseph A. Mollica
        --------------------               ---------------------
Lewis J. Shuster,                      Joseph A. Mollica,
Assistant Secretary                    Chairman of the Board and Chief Executive
                                       Officer


                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 2

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows: Section 2(t) is hereby amended and restated in its entirety to read as follows:

         "'Plan Administrator' shall mean the particular entity, whether the Board, the Primary Committee, the Secondary Committee, or a subcommittee thereof, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction. A subcommittee of the Primary Committee or the Secondary Committee which has been approved by the Board may be delegated those administrative functions under the Plan which have been authorized to be performed hereunder by the Primary or Secondary Committee, as the case my be."

         To record the adoption of this Amendment No. 2, the Company has caused its authorized officers to affix its corporation name and seal this _______________ day of __________________, 1997.

CORPORATE SEAL                        PHARMACOPEIA, INC.

Attest: /s/ Lewis J. Shuster          By: /s/ Joseph A. Mollica
        --------------------              ---------------------
Lewis J. Shuster,                     Joseph A. Mollica,
Secretary                             Chairman of the Board, President and Chief
                                      Executive Officer


                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 3

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

         2. This Amendment No. 3 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

         To record the adoption of this Amendment No. 3, the Company has caused its authorized officers to affix its corporation name and seal this ____ day of ____________, 1997.

CORPORATE SEAL                                 PHARMACOPEIA, INC.

Attest: /s/ Lewis J. Shuster                   By: /s/ Joseph A. Mollica
        --------------------                       ---------------------
Lewis J. Shuster,                              Joseph A. Mollica,
Assistant Secretary                            Chairman of the Board, President
                                               and Chief Executive Officer

                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 4

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 2,250,000 shares of Pharmacopeia Common Stock. The Shares may be authorized, but unissued, or reacquired Pharmacopeia Common Stock."

         2. This Amendment No. 4 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

         To record the adoption of this Amendment No. 4, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this _____ day of ______, 1998.

CORPORATE SEAL                                 PHARMACOPEIA, INC.

Attest: /s/ Lewis J. Shuster                   By: /s/ Joseph A. Mollica
        --------------------                       ---------------------
Lewis J. Shuster,                              Joseph A. Mollica,
Assistant Secretary                            Chairman of the Board, President
                                               and Chief Executive Officer


                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 5

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 2,750,000 shares of Pharmacopeia Common Stock. The Shares may be authorized, but unissued, or reacquired Pharmacopeia Common Stock."

         2. This Amendment No. 5 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14 and upon consummation of the merger of Micro Acquisition Corporation, a wholly-owned subsidiary of Pharmacopeia, with and into Molecular Simulations Incorporated.

         To record the adoption of this Amendment No. 5, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this _____ day of ______, 1998.

CORPORATE SEAL                               PHARMACOPEIA, INC.

Attest: /s/ Lewis J. Shuster                 By: /s/ Joseph A. Mollica
        --------------------                     ---------------------
Lewis J. Shuster,                            Joseph A. Mollica,
Assistant Secretary                          Chairman of the Board, President
                                             and Chief Executive Officer


                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 6

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 3,700,000 shares of Pharmacopeia Common Stock. The Shares may be authorized, but unissued, or reacquired Pharmacopeia Common Stock."

         2. This Amendment No. 6 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

         To record the adoption of this Amendment No. 6, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this _____ day of ______, 1999.

CORPORATE SEAL                              PHARMACOPEIA, INC.

Attest: /s/ Lewis J. Shuster                By: /s/ Joseph A. Mollica
        --------------------                    ---------------------
Lewis J. Shuster,                           Joseph A. Mollica,
Assistant Secretary                         Chairman of the Board, President
                                            and Chief Executive Officer

                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 7

         Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                  "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 4,700,000 shares of Pharmacopeia Common Stock. The Shares may be authorized, but unissued, or reacquired Pharmacopeia Common Stock."

         2. This Amendment No. 7 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

         To record the adoption of this Amendment No. 7, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this _____ day of ______, 2000.

CORPORATE SEAL                                PHARMACOPEIA, INC.

Attest: /s/ Thomas M. Carney                  By: /s/ Joseph A. Mollica
        --------------------                      ---------------------
Thomas M. Carney,                             Joseph A. Mollica,
Secretary                                     Chairman of the Board, President
                                              and Chief Executive Officer

                                                                     Appendix II


                               PHARMACOPEIA, INC.
                            1995 DIRECTOR OPTION PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.         PURPOSE OF THE PLAN

                  This 1995 Director Option Plan is intended to promote the interests of Pharmacopeia, Inc., a Delaware corporation, by providing the non-employee members of the Board with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.         ADMINISTRATION OF THE PLAN

                  The terms of each option grant (including the timing and pricing of the option grant) shall be determined by the express terms of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

      III.        ELIGIBILITY

                  The individuals eligible to receive option grants under the Plan shall be (i) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Plan at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Plan upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

      IV.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 150,000 shares.

                  B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full. Shares subject to any option or portion thereof surrendered in accordance with Article Two and all shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                  C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which option grants are to be subsequently made per Eligible Director and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments to the outstanding options shall be made by the Board and shall be final, binding and conclusive.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM


I.                OPTION TERMS

                  A. GRANT DATES. Option grants shall be made on the dates specified below:

                           1. Each Eligible Director who is first elected or
appointed as a non-employee Board member on or after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                           2. On the date of each Annual Stockholders Meeting,
beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                  B.       EXERCISE PRICE.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall be payable in one or more of the forms specified below:

                              (i) cash or check made payable to the
         Corporation,

                              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                              (iii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable

         Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. EXERCISE OF OPTIONS. Each option shall become exercisable in a series of three (3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to become exercisable upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                  E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                           (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding, to the extent it is not exercisable on the date of such cessation of Board service.

                  F. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.               CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval of the Board or any committee of the Board shall be required in connection with such option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE THREE

                                  MISCELLANEOUS


I.                EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on October 6, 1995 and approved by the stockholders on October 26, 1995. The Plan shall become effective on the Effective Date, and options may be granted under the Plan from and after such date.

                  B. The Plan shall terminate upon the EARLIEST of (i) October 5, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or cash-out of the options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

II.               AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) the Plan, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations and (ii) no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan or the number of shares for which options may be granted to each Eligible Director, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

III.              USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

IV.               REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

V.                NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove the Optionee from the Board at any time in accordance with the provisions of the applicable law.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:


         A.       BOARD shall mean the Corporation's Board of Directors.

         B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
         (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         C. CODE shall mean the Internal Revenue Code of 1986, as amended.

         D. COMMON STOCK shall mean the Corporation's common stock.

         E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         F. CORPORATION shall mean Pharmacopeia, Inc., a Delaware corporation.

         G. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         H. EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

         I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Plan.

         J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange which serves as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         L. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                           (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

                           (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         M. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         N. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         O. OPTIONEE shall mean any person to whom an option is granted under the Plan.

         P. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Q. PERMANENT DISABILITY shall mean the inability of the Optionee to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         R. PLAN shall mean the Corporation's 1995 Director Option Plan, as set forth in this document.

         S. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p).

         T. SECTION 16 INSIDERS shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         U. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         V. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         W. TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

         X. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.


                  PHARMACOPEIA, INC. 1995 DIRECTOR OPTION PLAN

                                 Amendment No. 1

         Pursuant to the power reserved to it in Article Three, Section II of the Pharmacopeia, Inc. 1995 Director Option Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

         1. Article One, Section IV(A) is hereby amended and restated to read as follows:

                  "The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 300,000 shares."

         2. This Amendment No. 1 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Article Three, Section II.

         To record the adoption of this Amendment No. 1, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this _____ day of ______, 2000.

CORPORATE SEAL                                 PHARMACOPEIA, INC.

Attest: /s/ Thomas M. Carney                   By: /s/ Joseph A. Mollica
        --------------------                       ---------------------
Thomas M. Carney,                              Joseph A. Mollica,
Secretary                                      Chairman of the Board, President
                                               and Chief Executive Officer

              - Please Detach and Mail in the Envelope Provided -
------------------------------------------------------------------------------

                                     PROXY

                              PHARMACOPEIA, INC.
                     2000 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 3, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PHARMACOPEIA, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 7, 2000, and hereby appoints Joseph A. Mollica and Bruce C. Myers, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of PHARMACOPEIA, INC. to be held on May 3, 2000 at 9:00 a.m. local time, at The Doral Forrestal at Princeton, Princeton, New Jersey and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

PLEASE SIGN, DATE, AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                              PHARMACOPEIA, INC.
                     2000 ANNUAL MEETING OF STOCKHOLDERS

                                MAY 3, 2000


              - Please Detach and Mail in the Envelope Provided -
------------------------------------------------------------------------------

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. /X/

1. ELECTION OF DIRECTORS:   /  /

FOR all nominees listed below (except as indicated)

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

NOMINEES:
Frank Baldino, Jr.
Edith W. Martin
James J. Marino

2. Approval Of Amendment To 1994 Incentive Stock Plan To Increase To 4,700,000 The Number Of Shares Authorized For Issuance Thereunder.

FOR   /  /     AGAINST  /  /     ABSTAIN  /  /

3. Approval Of Amendment To 1995 Directors Option Plan To Increase To 300,000 The Number Of Shares Authorized For Issuance Thereunder.

FOR   /  /     AGAINST  /  /     ABSTAIN  /  /

4. Ratification Of The Appointment Of Ernst & Young LLP As The Company's Independent Auditors For The Fiscal Year Ending December 31, 2000.

FOR   /  /     AGAINST  /  /     ABSTAIN  /  /

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 INCENTIVE STOCK PLAN, FOR THE AMENDMENT TO THE 1995 DIRECTORS OPTION PLAN, TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE ________________________________  DATED: __________________, 2000.
           (SIGNATURE IF HELD JOINTLY)

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)